UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 20, 2013

Landmark Apartment Trust of America, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-52612	20-3975609
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4901 Dickens Road, Suite 101 Richmond, Virginia	23230
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 237-1335

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Landmark Apartment Trust of America, Inc. (the “Company”) hereby amends the Current Report on Form 8-K/A filed with the Securities and Exchange Commission on September 26, 2013 to provide the required financial information relating to the acquisition of the following two multifamily apartment communities: the Reserve at Lyncrest property (previously known as Bellevue Ridge property) and the Preston Wood property. While the acquisition of any one of these two properties was individually insignificant for purposes of the reporting requirements of Form 8-K and Rule 3-14, and the acquisition of any one of the property was not conditioned upon the acquisition of the other property, these properties, along with the properties described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 29, 2013 are related properties, which are significant in the aggregate.

A description of the properties is set forth below (dollars in thousands):

Property Description	Date Acquired	Purchase Price	Gross Leasable Area(1)	Year Built
Reserve at Lyncrest	September 20, 2013	$21,220	287,000	1985
Preston Wood	September 20, 2013	$12,250	192,000	1979

(1)	Gross Leasable Area represents total rentable square feet.

After a reasonable inquiry, the Company is not aware of any other material factors relating to these properties that would cause the reported financial information not to be necessarily indicative of future operating results. The Company and its operations are, however, subject to a number of risks and uncertainties. For a discussion of such risks, see the risks identified in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012 under Item 1A Risk Factors and in the other reports filed by the Company with the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits

		Page
(a)	Financial Statements of Properties Acquired	2
	Independent Auditor’s Report

	Combined Statement of Revenues and Certain Expenses for the Six Months Ended June 30, 2013 (unaudited) and the Year Ended December 31, 2012 (audited)	3

	Notes to Combined Statement of Revenues and Certain Operating Expenses for the Six Months Ended June 30, 2013 (unaudited) and the Year Ended December 31, 2012 (audited)	4

(b)	Pro Forma Financial Information	6
	Pro Forma Consolidated Balance Sheet for the Six Months Ended June 30, 2013 (unaudited)	6
	Pro Forma Consolidated Statements of Operations for the Six Months Ended June 30, 2013 (unaudited)	7
	Pro Forma Consolidated Statements of Operations for the Year Ended December 31, 2012 (audited)	9
(c)	Shell Company Transactions
	None.

(d)	Exhibits

Exhibit Number	Name

23.1	Consent of Joel Sanders & Company, PA, Independent Registered Public Accounting Firm

JOEL SANDERS & COMPANY, P.A.

CERTIFIED PUBLIC ACCOUNTANTS

1301 SHOTGUN ROAD

WESTON, FLORIDA 33326

MEMBER: AMERICAN INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS	TEL: (954) 916-2000 FACSIMILE: (954) 916-2012 EMAIL: jscpal@msn.com	MEMBER: FLORIDA INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS

INDEPENDENT AUDITOR’S REPORT

To the Board of Directors and Stockholders of Landmark Apartment Trust of America, Inc.

We have audited the accompanying combined statements of revenues and certain expenses of Mission Preston Wood DST, and Mission Bellevue Ridge, LLC (the “Properties”) for the year ended December 31, 2012.

Management’s Responsibility for the Statements of Revenue and Certain Expenses

Management is responsible for the preparation and fair presentation of the combined statements of revenue and certain expenses in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the combined statements of revenue and certain expenses that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the combined statements of revenue and certain expenses based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statements of revenue and certain expenses are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the combined statements of revenue and certain expenses. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the combined statements of revenue and certain expenses, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Properties’ preparation and fair presentation of the combined statements of revenue and certain expenses in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Properties’ internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the combined statements of revenue and certain expenses. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the combined statements of revenue and certain expenses referred to above present fairly, in all material respects, the revenue and certain expenses described in Note 1 of the Properties for the year ended December 31, 2012, in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

As discussed in Note 1, the accompanying combined statements of revenue and certain expenses were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Form 8-K/A of Landmark Apartment Trust of America, Inc.) and are not intended to be a complete presentation of the Properties’ revenue and expenses. Our opinion is not modified with respect to this matter.

CERTIFIED PUBLIC ACCOUNTANTS

December 5, 2013

Weston, Florida

ACQUIRED PROPERTIES

COMBINED STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES

FOR THE SIX MONTHS ENDED JUNE 30, 2013 AND FOR THE YEAR ENDED

DECEMBER 31, 2012

(In thousands)

	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012
Revenues:
Rental income	$1,897	$3,667
Other property income	330	612

Total revenues	2,227	4,279
Certain expenses:
Administrative and marketing	150	287
Insurance	83	205
Personnel	227	475
Real estate taxes	193	350
Repairs and maintenance	174	306
Utilities	264	519

Total expenses	1,091	2,142

Revenues in excess of certain expenses	$1,136	$2,137

The accompanying notes are an integral part of these

combined statements of revenues and certain expenses.

ACQUIRED PROPERTIES

NOTES TO THE COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES

NOTE 1 – Basis of Presentation

Presented herein are the combined statements of revenues and certain expenses related to the operations of Mission Preston Wood, DST, a 194-unit apartment community located in Richardson, Texas, and Mission Bellevue Ridge, LLC, a 260-unit apartment community located in Nashville, Tennessee.

The accompanying combined statements of revenues and certain expenses relate to the Properties and have been prepared for the purpose of complying with Rule 3-14 of Regulation S-X promulgated under the Securities Act of 1933, as amended, and accordingly, are not representative of the actual operations of the Properties for the six months ended June 30, 2013 and for the year ended December 31, 2012, due to the exclusion of the following: depreciation and amortization, amortization of tangible assets and liabilities not directly related to the future operations.

The accompanying interim combined statements of revenues and certain expenses for the six months ended June 30, 2013 are unaudited. In the opinion of management, the statements reflect all adjustments necessary for a fair presentation of the results of the interim period. All such adjustments are of a normal recurring nature.

NOTE 2 – Summary of Significant Accounting Policies

Basis of Accounting

The combined statements of revenues and certain expenses are prepared on the accrual basis of accounting.

Use of Estimates

The preparation of the combined statements of revenues and certain expenses in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of revenue and certain expenses during the reporting period. Actual results could differ from those estimates.

Revenue Recognition

The Company’s rental revenue is obtained from tenants through rental payments as provided for under noncancelable apartment rental contracts. Rental revenues attributable to leases is recorded when due from residents and is recognized monthly as it is earned, which approximates the straight-line basis. Leases entered into between a resident and the Company for the rental of an apartment unit is generally year to year, renewable upon consent of both parties on an annual or monthly basis.

Repairs and Maintenance

Significant improvements, renovations or betterments that extend the economic useful life of the assets are capitalized. Expenditures for repairs and maintenance are expensed as incurred.

NOTE 3 – Mortgage Notes Payable

Mortgage notes payable consisted of the following as of December 31, 2012 (in thousands):

5.24% mortgage note payable to bank, monthly payments of principal and interest, maturing October 2015	$8,150
5.648% mortgage note payable to bank, monthly payments of principal and interest, maturing February 2016	$14,653

Total mortgage notes payable	$22,803

NOTE 4 – Subsequent Events

Management has evaluated all events and transactions that occurred after December 31, 2012 through October 28, 2013, the date on which the statements were available and issued, and noted no items requiring adjustments of the statements or additional disclosures.

LANDMARK APARTMENT TRUST OF AMERICA, INC.

PRO FORMA CONSOLIDATED BALANCE SHEET

For the Six Months Ended June 30, 2013

(In thousands, except for share and per share data)

	Historical	Pro Forma Adjustments (Unaudited)		Pro Forma (Unaudited)
	Landmark Apartment Trust of America, Inc.
Assets:
Real estate investments:
Operating properties, net	$915,877	$32,157	(a)	$948,034
Cash and cash equivalents	3,885			3,885
Accounts receivable	1,401			1,401
Other receivables due from affiliates	5,537			5,537
Restricted cash	13,792	2,295	(b)(c)	16,087
Goodwill	7,430			7,430
Real estate and escrow deposits	11,705			11,705
Identified intangible assets, net	28,678	1,585	(a)	30,263
Other assets, net	15,485	412	(c)(d)	15,897

Total assets	1,003,790	36,449		1,040,239
Liabilities and equity:
Liabilities:
Mortgage loan payables, net	$516,619	$22,608	(a)(e)	$539,227
Unsecured notes payable to affiliate	10,270			10,270
Unsecured notes payable	500			500
Credit facility	114,262			114,262
Series D cumulative non-convertible redeemable preferred stock with derivative	98,583	13,509	(f)	112,092
Accounts payable and accrued liabilities	18,871	370	(c)	19,241
Other payables due to affiliates	6,349			6,349
Acquisition contingent consideration	5,807			5,807
Security deposits, prepaid rent and other liabilities	6,840	310	(a)(c)	7,150

Total liabilities	778,101	36,797		814,898
Equity:
Stockholders’ equity:
Common stock, $0.01 par value; 300,000,000 shares authorized; 21,786,558 and 20,655,646 shares issued and outstanding as of June 30, 2013 and December 31, 2012, respectively	218			218
Additional paid-in capital	195,895			195,895
Accumulated deficit	(137,899)	(348	)(g)	(138,247)

Total stockholders’ equity	58,214	(348)		57,866
Redeemable non-controlling interests in operating partnership	167,475			167,475

Total equity	225,689	(348)		225,341

Total liabilities and equity	$1,003,790	$36,449		$1,040,239

Unaudited Pro Forma Consolidated Balance Sheet Adjustments

(a)	Reflects the total purchase price of the properties. The total purchase price is allocated in accordance with ASC 805.
(b)	Reflects cash received to be used for renovations of the acquired properties.
(c)	Reflects lender escrows, other assets, accounts payable, and security deposits, prepaid rent and other liabilities of the acquired properties.
(d)	Reflects the deferred financing costs associated with obtaining the new debt and assumed debt of the acquired properties.
(e)	Reflects the new debt and assumed debt obtained as a portion of the consideration for the acquisition of the properties.
(f)	Reflects the additional shares of Series D Preferred Stock issued, the proceeds from which were used for the acquisition of the properties.
(g)	Reflects acquisition-related expenses incurred as part of the acquisition of the properties.

LANDMARK APARTMENT TRUST OF AMERICA, INC.

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2013

(In thousands, except for share and per share data)

	Historical		Pro Forma Adjustments (Unaudited)		Pro Forma (Unaudited)
	Landmark Apartment Trust of America, Inc.	Acquired Properties
Revenues:
Rental income	$49,135	$1,897	(221	)(a)	$50,811
Other property revenues	6,564	330			6,894
Management fee income	1,593				1,593
Reimbursed income	4,677				4,677

Total revenues	61,969	2,227	(221)		63,975
Expenses:
Rental expenses	25,356	1,091	(67	)(b)	26,380
Property lease expense	1,553				1,553
Reimbursed expense	4,677				4,677
General, administrative and other expense	6,522				6,522
Acquisition-related expenses	2,640		349	(c)	2,989
Depreciation and amortization	23,758		2,045	(d)	25,803

Total expenses	64,506	1,091	2,327		67,924
Other income/(expense):
Interest expense, net	(16,210)		(704	)(e)	(16,914)
Disposition right income	1,231				1,231
Loss on debt and preferred stock extinguishment	(10,220)				(10,220)

Loss from continuing operations before income tax	(27,736)	1,136	(3,252)		(29,852)
Income tax benefit	3,207				3,207

Loss from continuing operations	(24,529)	1,136	(3,252)		(26,645)
Less: Net loss from continuing operations attributable to redeemable non-controlling interests in operating partnership	12,148				13,196

Net loss from continuing operations attributable to common stockholders	$(12,381)	$1,136	$(3,252)		$(13,449)

Other comprehensive income/(loss):
Change in cash flow hedges attributable to redeemable non-controlling interest in operating partnership	(50)				(50)
Change in cash flow hedges	310				310

Comprehensive loss attributable to common stockholders	$(12,121)				$(13,189)

Net loss from continuing operations per share attributable to common stockholders – basic and diluted	$(0.58)				$(0.63)

Weighted average number of common shares outstanding – basic and diluted	21,397,257				21,397,257
Weighted average number of common units held by non-controlling interests – basic and diluted	20,278,027				20,278,027

Unaudited Pro Forma Consolidated Statement of Operations Adjustments

(a)	Reflects the estimated rental income that would have been recorded due to amortizing the fair market adjustment to above market leases with an estimated useful life of approximately six months.

(b)	Reflects the property management fee expense that would not have been recognized if the Company had acquired the properties as of January 1, 2013, due to the Company’s internal management of the properties.
(c)	Reflects acquisition-related expenses incurred as part of the acquisition of the properties.
(d)	Reflects the estimated depreciation and amortization that would have been recorded by the Company based on the depreciable basis of the acquired properties, assuming asset lives ranging from five to forty years, as well as the amortization of the identified intangible values recorded with an estimated useful life of approximately six months.
(e)	Reflects estimated interest expense that would have been recorded to the deferred financing costs, new debt and assumed debt, including the impact of amortizing the fair market adjustment on fixed rate debt over the term of the related debt instrument.

LANDMARK APARTMENT TRUST OF AMERICA, INC.

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2012

(In thousands, except for share and per share data)

	Historical (Audited)		Pro Forma Adjustments (Unaudited)		Pro Forma (Unaudited)
	Landmark Apartment Trust of America, Inc.	Acquired Properties
Revenues:
Rental income	$57,196	$3,667	(221	)(a)	$60,642
Other property revenues	7,521	612			8,133
Management fee income	2,645		(128	)(b)	2,517
Reimbursed income	10,407				10,407

Total revenues	77,769	4,279	(349)		81,699
Expenses:
Rental expenses	28,854	2,142	(128	)(b)	30,868
Property lease expense	4,208				4,208
Reimbursed expense	10,407				10,407
General, administrative and other expense	13,029				13,029
Acquisition-related expenses	19,894		349	(c)	20,243
Depreciation and amortization	20,056		2,506	(d)	22,562
Impairment loss	5,397				5,397

Total expenses	101,845	2,142	2,727		106,714

Loss from operations	(24,076)	2,137	(3,076)		(25,015)
Other expense:
Interest expense, net	(17,519)		(1,408	)(e)	(18,927)

Net loss	(41,595)	2,137	(4,484)		(43,942)

Less: Net loss attributable to redeemable non-controlling interests in operating partnership	6,735				7,115

Net loss attributable to common stockholders	$(34,860)	$2,137	$(4,484)		$(36,827)

Other comprehensive income/(loss):
Change in cash flow hedges attributable to redeemable non-controlling interest in operating partnership	50				50
Change in cash flow hedges	(310)				(310)

Comprehensive loss attributable to common stockholders	$(35,120)				$(37,087)

Net income loss per share attributable to common stockholders – basic and diluted	$(1.72)				$(1.82)

Weighted average number of common shares outstanding – basic and diluted	20,244,130				20,244,130
Weighted average number of common units held by non-controlling interests – basic and diluted	3,911,026				3,911,026

Unaudited Pro Forma Consolidated Statement of Operations Adjustments

(a)	Reflects the estimated rental income that would have been recorded due to amortizing the fair market adjustment to above market leases with an estimated useful life of approximately six months.
(b)	Reflects the property management fee income and property management fee expense that would not have been recognized if the Company had acquired the properties as of January 1, 2012, due to its internal management of the properties.
(c)	Reflects acquisition-related expenses incurred as part of the acquisition of the properties.
(d)	Reflects the estimated depreciation and amortization that would have been recorded by the Company based on the depreciable basis of the acquired properties, assuming asset lives ranging from five to forty years, as well as the amortization of the identified intangible values recorded with an estimated useful life of approximately six months.
(e)	Reflects estimated interest expense that would have been recorded to the deferred financing costs, new debt and assumed debt, including the impact of amortizing the fair market adjustment on fixed rate debt over the term of the related debt instrument.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 5, 2013	Landmark Apartment Trust of America, Inc.

	By:	/s/ B. Mechelle Lafon
	Name:	B. Mechelle Lafon
	Title:	Assistant Chief Financial Officer, Treasurer and Secretary

Exhibit Index

Exhibit Number	Name

23.1	Consent of Joel Sanders & Company, PA, Independent Registered Public Accounting Firm